UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 25, 2005

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey		07424
Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 25, 2005 Cantel Medical Corp. and Carsen Group Inc. (“Carsen”), a wholly-owned subsidiary of the Registrant (collectively, the Company”) entered into a definitive Termination Agreement with Olympus America Inc. and Olympus Surgical & Industrial America, Inc. (collectively, “Olympus”) under which the distribution agreements between Olympus and Carsen will be extended from March 31, 2006 to July 31, 2006.  The distribution agreements will expire on July 31, 2006, without any further extension, after which date Carsen will no longer serve as the Canadian distributor of Olympus products. Carsen’s distribution function will remain an important contributor to Cantel’s results of operations through the end of its fiscal year ending July 31, 2006.

Olympus will pay the Company $6,000,000 in cash in consideration for Carsen’s transfer to Olympus of customer lists, sales records, and certain other assets related to the sale and servicing of Olympus products and for Carsen’s release of Olympus’s contractual restriction on hiring Carsen personnel. In addition, the Company will assist Olympus in effecting a smooth transition of Carsen’s business of distributing and servicing Olympus products in Canada. Olympus will also acquire Carsen’s entire inventory of Olympus products and customer lease agreements as of July 31, 2006 under the terms of the Termination Agreement.

Net proceeds from the termination of Carsen’s Olympus distribution business are projected to total approximately $15,000,000. Such net proceeds will consist of the $6,000,000 to be paid by Olympus and proceeds from the sale of inventory and collection of receivables, less satisfaction of liabilities, severance costs, continuing lease obligations and other wind-down costs.  Management’s projection of net proceeds is an estimate based on inventory, receivables and liabilities at April 30, 2005 and assumptions for potential wind-down costs, but without taking into account any Canadian or US tax implications.

This Item contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including, without limitation, the risks detailed in the Registrant’s filings and reports with the Securities and Exchange Commission. Forward-looking statements are only predictions, and actual events or results may differ materially from those projected or anticipated.

Item 9.01                Financial Statements and Exhibits

(c) Exhibit 99(1).  Agreement dated July 25, 2005 among Cantel Medical Corp., Carsen Group Inc., Olympus America Inc. and Olympus Surgical & Industrial America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ James P. Reilly
James P. Reilly,
President and Chief Executive Officer

Dated: July 28, 2005